SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

Progress Software Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-19417	04-2746201

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

14 Oak Park, Bedford, MA 01730

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 280-4000

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
PRESS RELEASE DATED 12-19-2002

Item 5. Other Events.

     On December 19, 2002, Progress Software Corporation announced the completion of its acquisition of eXcelon Corporation at a price of $3.19 per share. eXcelon shareholders approved the sale of the company to Progress at a special shareholders’ meeting held on December 18, 2002 at eXcelon’s headquarters in Burlington, Massachusetts. A copy of the press release, dated December 19, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release, dated December 19, 2002, entitled “Progress Software Completes Acquisition of eXcelon Corporation.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS SOFTWARE CORPORATION (Registrant)

Date: December 23, 2002	/s/ Norman R. Robertson

Norman R. Robertson
Senior Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated December 19, 2002, entitled “Progress Software Completes Acquisition of eXcelon Corporation.”